UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________

FORM 8-K
_______________________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement
Item 2.01                      Completion of Acquisition or Disposition of Assets

Effective July 1, 2011, the Registrant and Ruby Development Company ("RDC") have completed the transaction embodied in the Commercial Property Purchase Agreement and Purchase Agreement Addendum Two dated September 1, 2010 (the "Agreements"), as amended on April 22, 2011, on the property known as the Ruby Gold Mine ("Ruby") in Sierra County, California.

As set forth in the Company's Current Report on Form 8-K filed with the United States Securities and Exchange Commission (“SEC”) on June 1, 2011, the Registrant exercised its option to purchase the Ruby on May 31, 2011, and escrow was opened.  During the escrow period, ownership of all of the mining claims, equipment, and other fixed assets that comprise the Ruby Mine Property were transferred to Ruby Gold, Inc. (“RGI”), a private California corporation wholly-owned by RDC.  On July 1, 2011, all of the outstanding shares of RGI were acquired by North Bay, thereby completing the acquisition of the Ruby Mine, and Ruby Gold, Inc. is now a wholly-owned subsidiary of North Bay.

As of July 1, 2011, the Company has paid RDC an aggregate of $510,000, which has been applied to the $2,500,000 purchase price.  The remaining $1,990,000 will be paid as an eighteen (18) month mortgage (the “Note”) held by RDC, at an interest rate of three (3) percent per annum.  Monthly mortgage payments shall be $35,000 per month for the duration of 2011, and shall increase to $85,000 per month as of January 1, 2012.  Payments shall be accelerated upon receipt by the Company of funds from the federal EB-5 program, and there shall be no penalty for prepayment of the Note.

The above described Agreements are attached hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Property Option Agreement and Addendum with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Form of Property Purchase Agreement with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.3
Form of Property Purchase Addendum with Ruby Development Company dated September 1, 2010, as previously filed with the Company’s filing of Form S-1/A, SEC file number 333-164860, filed on October 4, 2010, and incorporated by this reference as an exhibit to this Form 8-K

10.4
Property Option Amendment No. 1 with Ruby Development Company dated January 26, 2011, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on February 1, 2011, and incorporated by this reference as an exhibit to this Form 8-K

10.5
Ruby Mine Option and Purchase Agreements Amendment No. 2 with Ruby Development Company dated April 22, 2011, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on April 25, 2011, and incorporated by this reference as an exhibit to this Form 8-K

10.6	Secured Promissory Note and Security Agreement with Ruby Development Company dated July 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: July 1, 2011